Madison Funds®
Supplement dated August 1, 2016

This Supplement amends the Prospectus of the Madison Funds dated February 29, 2016, as supplemented May 20, 2016, May 24, 2016, June 1, 2016 and July 28, 2016, and the Summary Prospectus for the Madison Corporate Bond Fund dated February 29, 2016.

Effective August 1, 2016, the Madison Corporate Bond Fund will change its benchmark from the “Barclays U.S. Credit Bond Index” to the “Barclays U.S. Corporate Bond Index” to better reflect the manner in which the fund is being managed.

Madison Corporate Bond Fund
Fund Summary. The chart under the “Average Annual Total Returns” section is deleted and replaced with the following:

Average Annual Total Returns
For the Periods Ended December 31, 2015

	1 Year	5 Years	Since Inception 7/1/2007
Class Y Shares -- Returns Before Taxes	-0.35%	3.20%	4.92%
Returns After Taxes on Distributions	-1.59%	2.15%	3.56%
Returns After Taxes on Distributions and Sales of Fund Shares	-0.13%	2.04%	3.30%
Barclays U.S. Corporate Bond Index (reflects no deduction for sales charges, account fees, expenses or taxes)	-0.68%	4.53%	5.61%
Barclays U.S. Credit Bond Index (reflects no deduction for sales charges, account fees, expenses or taxes)	-0.77%	4.38%	5.48%
Effective August 1, 2016 the benchmark is changed to Barclays U.S. Corporate Bond Index to better reflect the manner in which the fund is being managed.
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Please keep this Supplement with your records.